UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 27, 2004

PAVILION BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation) 135 East Maumee Street Adrian, Michigan (Address of principal executive office)	000-30521 (Commission File Number)	38-3088340 (IRS Employer Identification No.) 49221 (Zip Code)

Registrant’s telephone number, including area code: (517) 265-5144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5. Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 27, 2004, Pavilion Bancorp, Inc. issued a press release announcing the appointment of William A. Kirsten as the new Chief Financial Officer of Pavilion Bancorp, Inc. effective as of September 6, 2004. Mr. Kirsten, 38, was employed from 1996 to 2004 by North Bancorp, Inc. and First National Bank of Gaylord, Michigan. Mr. Kirsten joined North Bancorp, Inc. in 1996 as the Chief Financial Officer and in May of 2003 was promoted to the position of President and Chief Executive Officer of North Bancorp, Inc. and First National Bank of Gaylord. Pavilion Bancorp, Inc. and Mr. Kirsten have not entered into a written employment agreement.

Section 9. Financial Statements and Exhibits

Item 9.01(c).	Exhibit

Press Release Dated August 27, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 27, 2004	PAVILION BANCORP, INC. (Registrant) By: /s/ Pamela S. Fisher —————————————— Pamela S. Fisher Corporate Secretary

EXHIBIT INDEX

99.1	Press Release Dated August 27, 2004.

EXHIBIT 99.1

135 East Maumee Street Adrian, Michigan pavilionbancorp.com

MEDIA RELEASE

For Immediate Release--August 27, 2004	Contact:	Pam Fisher Corporate Secretary Ph: (517) 266-5054 pfisher@pavilionbancorp.com

Pavilion Bancorp Inc., Names William A. Kirsten Chief Financial Officer

Adrian, Michigan—Pavilion Bancorp Inc. is pleased to announce that William A. Kirsten has accepted the position of Chief Financial Officer and is scheduled to begin work on September 6.

Kirsten brings nearly 20 years of financial management expertise to the position, including broad experience in senior leadership and administrative roles in the banking industry. Most recently, he served at North Bancorp, Inc. and First National Bank of Gaylord in Gaylord, Michigan, after being promoted to President and Chief Executive Officer from the position Chief Financial Officer. Kirsten’s experience also includes the management of SEC reporting processes and the direction of compliance and audit activities at several community banks in Michigan.

In the Gaylord community, Kirsten serves on the Board of Directors for the Otsego County Community Foundation. He has also served as a board member for the Otsego Christian School and for the Otsego County United Way. A graduate of Lawrence Technological University in Southfield, Michigan, Kirsten and his family look forward to relocating to the Adrian area.

About Pavilion Bancorp, Inc.

Pavilion Bancorp, Inc. is the parent company of Bank of Lenawee and Bank of Washtenaw. Pavilion Bancorp, Inc. is traded on the OTC Bulletin Board under the symbol PVLN. Stifel Nicolaus, of Columbus, Ohio, is the primary market maker in the stock. Investor relations information is available at pavilionbancorp.com.